UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2020

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50056	05-0527861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Stone Road

Kilgore, Texas 75662

(Address of principal executive offices) (Zip Code)

(903) 983-6200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partnership interests	MMLP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 12, 2020 (the “Settlement Date”), Martin Midstream Partners L.P. (the “Partnership”) and Martin Midstream Finance Corp. (collectively, the “Issuers”) completed their previously announced exchange offer (the “Exchange Offer”) and consent solicitation to certain eligible holders of the Issuers’ 7.25% senior unsecured notes due 2021 (the “Existing Notes”) and separate but related cash tender offer (the “Cash Tender Offer” and, together with the Exchange Offer, the “Offers”) and consent solicitation to certain other holders of the Existing Notes.

Pursuant to the Exchange Offer in exchange for $334,441,000 in aggregate principal amount of Existing Notes, representing approximately 91.76% of the outstanding aggregate principal amount of the Existing Notes, the Issuers (i) paid $41,966,510 in cash, plus $11,854,075.40 accrued and unpaid interest from and including February 15, 2020 until the Settlement Date, (ii) issued $291,969,885 in aggregate principal amount of the Issuers’ 11.50% senior secured second lien notes due 2025 (the “Exchange Notes”), and (iii) pursuant to the rights offering in connection with the Exchange Offer, issued $53,749,957 aggregate principal amount of the Issuers’ 10.00% senior secured 1.5 lien notes due 2024 (the “New Notes”), which amount includes the previously disclosed $3.75 million backstop fee.

Pursuant to the Cash Tender Offer in exchange for $1,225,000 in aggregate principal amount of Existing Notes, representing approximately 0.34% of the outstanding aggregate principal amount of Existing Notes, the Issuers paid $791,250 in cash, plus $43,419.44 of accrued and unpaid interest on such Existing Notes from February 15, 2020 up to, but not including, the Settlement Date.

This Current Report on Form 8-K is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to any of the Existing Notes. The Offers have been made solely pursuant to the Offering Memorandum or Offer to Purchase, as applicable, and the respective related documents.

Concurrently with each of the Exchange Offer and the Cash Tender Offer, the Issuers solicited consents related to the adoption of proposed amendments to the indenture governing the Existing Notes (the “Existing Notes Indenture”). Holders of approximately 92.1% of the principal amount of Existing Notes delivered their consents in the Exchange Offer or Cash Tender Offer, as applicable, for the Issuers to adopt the proposed amendments to the Existing Indenture.

Supplemental Indenture

Following receipt of the requisite consents in the consent solicitations, the Issuers, the guarantors under the Existing Notes Indenture and Wells Fargo Bank, National Association, as trustee, entered into a fifth supplemental indenture (the “Supplemental Indenture”) to the Existing Notes Indenture to effect the proposed amendments. The Supplemental Indenture eliminates substantially all of the restrictive covenants in the Existing Notes Indenture, deletes certain events of default, and shortens the period of advance notice required to be given to holders of Existing Notes from 30 days to 3 business days in the case of a redemption of the Existing Notes. The foregoing description of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Exchange Notes and Exchange Notes Indenture

General

The Exchange Notes were issued to eligible holders that participated in the Exchange Offer pursuant to an indenture, dated as of August 12, 2020 (the “Exchange Notes Indenture”), among the Issuers, the guarantors party thereto, U.S. Bank National Association, as trustee, and U.S. Bank National Association as collateral trustee.

The Exchange Notes are guaranteed on a full, joint and several basis by each of the Partnership’s existing domestic restricted subsidiaries (other than Finance Corp. and Talen’s Marine & Fuel, LLC) (the “Guarantors”) and in the future by any domestic restricted subsidiaries, in each case, if and so long as such entity guarantees (or is an obligor with respect to) any other indebtedness for borrowed money of either the Issuers or any Guarantor. The Exchange Notes and the guarantees are secured on a third-priority basis by a lien on substantially all assets of the Issuers and the Guarantors, subject to the terms of an intercreditor agreement (the “Intercreditor Agreement”) and certain other exceptions.

The Exchange Notes and the guarantees are, pursuant to the Intercreditor Agreement, secured by third-priority liens and thus are effectively junior to any obligations under the Credit Facility, which are secured on a “first-lien” basis, and effectively junior to any obligations under the New Notes Indenture, which are secured on a “second-lien” basis, in each case, to the extent of the value of the collateral securing such first-lien, second-lien obligations and third-lien obligations. The Exchange Notes and the guarantees rank effectively senior to all of the Company’s existing and future senior unsecured indebtedness to the extent of the value of the collateral securing the Exchange Notes and the guarantees.

Maturity and Interest

The Exchange Notes will mature on February 28, 2025. Interest on the Exchange Notes will accrue at a rate of 11.50% per annum and will be payable semi-annually in cash in arrears on February 15 and August 15 of each year, commencing on February 15, 2021. Interest on the Exchange Notes will accrue from the date of issuance.

Redemption

At any time prior to August 12, 2022, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Exchange Notes issued under the Exchange Notes Indenture at a redemption price of 111.500% of the principal amount of the Exchange Notes, plus accrued and unpaid interest to the redemption date, with an amount of cash equal to the net cash proceeds of certain equity offerings. On or after August 12, 2022, the Issuers may redeem all or part of the Exchange Notes at redemption prices equal to 100.000%, plus accrued and unpaid interest up to, but not including, the redemption date. In addition, at any time prior to August 12, 2022, the Issuers may redeem all or a part of the Exchange Notes at a redemption price equal to 100% of the principal amount of the Exchange Notes to be redeemed plus a make-whole premium, plus accrued and unpaid interest up to, but not including, the redemption date.

Also, if at any time the Total Leverage Ratio is greater than 3.75x, Issuers will use 25% of any excess cash flow equally and ratably to reduce the obligations under the Exchange Notes Indenture by making an offer to all holders of the Exchange Notes to purchase the Exchange Notes at 100% of the principal amount thereof; provided, however, the Issuers, in their sole discretion, can allocate up to 100% of the excess cash flow to offer to repurchase the Exchange Notes at 100% of the principal amount thereof.

Certain Covenants and Events of Default

The Exchange Notes Indenture contains customary covenants restricting the Partnership’s ability and the ability of its restricted subsidiaries to: (i) pay distributions on, purchase or redeem its common units or purchase or redeem its subordinated debt; (ii) incur or guarantee additional indebtedness or issue certain kinds of preferred equity securities; (iii) create or incur certain liens securing indebtedness; (iv) sell assets, including dispositions of the Collateral; (v) consolidate, merge or transfer all or substantially all of its assets; (vi) enter into transactions with affiliates; and (vii) enter into agreements that restrict distributions or other payments from its restricted subsidiaries to the Partnership. These covenants are subject to a number of important limitations and exceptions, including certain provisions permitting the Partnership, subject to the satisfaction of certain conditions, to transfer assets to certain of its unrestricted subsidiaries. Moreover, if the Exchange Notes receive an investment grade rating from at least two rating agencies and no default has occurred and is continuing under the Exchange Notes Indenture, many of the restrictive covenants in the Exchange Notes Indenture will be terminated. The Exchange Notes Indenture also contains customary events of default and acceleration provisions relating to such events of default, which provide that upon an event of default under the Exchange Notes Indenture, U.S. Bank National Association, as trustee, or the holders of at least 25% in aggregate principal amount of the then outstanding Exchange Notes may declare all of the Exchange Notes to be due and payable immediately.

The foregoing description of the Exchange Notes Indenture is not complete and is qualified in its entirety by reference to the full text of the Exchange Notes Indenture (including the form of Exchange Note attached thereto), a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

New Notes and New Notes Indenture

General

The New Notes were issued to eligible holders that participated in the Exchange Offer pursuant to an indenture, dated as of August 12, 2020 (the “New Notes Indenture”), among the Issuers, the guarantors party thereto, U.S. Bank National Association, as trustee, and U.S. Bank National Association as collateral trustee.

The New Notes are guaranteed on a full, joint and several basis by the Guarantors and in the future by any domestic restricted subsidiaries, in each case, if and so long as such entity guarantees (or is an obligor with respect to) any other indebtedness for borrowed money of either the Issuers or any Guarantor. The New Notes and the guarantees are secured on a third-priority basis by a lien on substantially all assets of the Issuers and the Guarantors, subject to the terms of the Intercreditor Agreement and certain other exceptions.

The New Notes and the guarantees are, pursuant to the Intercreditor Agreement, secured by second-priority liens and thus are effectively junior to any obligations under the Credit Facility, which are secured on a “first-lien” basis, and are effectively senior to the obligations under the Exchange Notes Indenture, which are secured on a “third-lien” basis, in each case, to the extent of the value of the collateral securing such first-lien, second-lien obligations and third-lien obligations. The New Notes and the guarantees rank effectively senior to all of the Issuers’ existing and future senior unsecured indebtedness to the extent of the value of the collateral securing the New Notes and the guarantees.

Maturity and Interest

The New Notes will mature on February 29, 2024. Interest on the New Notes will accrue at a rate of 10.00% per annum and will be payable semi-annually in cash in arrears on February 15 and August 15 of each year, commencing on February 15, 2021. Interest on the New Notes will accrue from the date of issuance.

Redemption

At any time prior to August 12, 2021, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the New Notes issued under the New Notes Indenture at a redemption price of 110.000% of the principal amount of the New Notes, plus accrued and unpaid interest to the redemption date, with an amount of cash equal to the net cash proceeds of certain equity offerings. On or after August 12, 2021, the Issuers may redeem all or part of the New Notes at redemption prices (expressed as percentages of the principal amount) equal to (i) 102.000% for the twelve-month period beginning on August 12, 2021; (ii) 101.000% for the twelve-month period beginning on August 12, 2022 and (iii) 100.000% at any time thereafter, plus accrued and unpaid interest up to, but not including, the redemption date. In addition, at any time prior to August 12, 2021, the Issuers may redeem all or a part of the New Notes at a redemption price equal to 100% of the principal amount of the New Notes to be redeemed plus a make-whole premium, plus accrued and unpaid interest up to, but not including, the redemption date.

Certain Covenants and Events of Default

The New Notes Indenture contains customary covenants restricting the Partnership’s ability and the ability of its restricted subsidiaries to: (i) pay distributions on, purchase or redeem its common units or purchase or redeem its subordinated debt; (ii) incur or guarantee additional indebtedness or issue certain kinds of preferred equity securities; (iii) create or incur certain liens securing indebtedness; (iv) sell assets, including dispositions of the Collateral; (v) consolidate, merge or transfer all or substantially all of its assets; (vi) enter into transactions with affiliates; and (vii) enter into agreements that restrict distributions or other payments from its restricted subsidiaries to the Partnership. These covenants are subject to a number of important limitations and exceptions, including certain provisions permitting the Partnership, subject to the satisfaction of certain conditions, to transfer assets to certain of its unrestricted subsidiaries. Moreover, if the New Notes receive an investment grade rating from at least two rating agencies and no default has occurred and is continuing under the New Notes Indenture, many of the restrictive covenants in the New Notes Indenture will be terminated. The New Notes Indenture also contains customary events of default and acceleration provisions relating to such events of default, which provide that upon an event of default under the New Notes Indenture, U.S. Bank National Association, as trustee, or the holders of at least 25% in aggregate principal amount of the then outstanding New Notes may declare all of the New Notes to be due and payable immediately.

The foregoing description of the New Notes Indenture is not complete and is qualified in its entirety by reference to the full text of the New Notes Indenture, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above with respect to the Exchange Notes Indenture and the New Notes Indenture is incorporated herein by reference. Copies of the Exchange Notes Indenture and the New Notes Indenture are attached hereto as Exhibits 4.2 and 4.3, respectively, and incorporated into this Item 3.03 by reference.

Item 8.01.	Other Events.

On August 12, 2020, the Partnership issued a press release announcing the closing of the Exchange Offer and the Cash Tender Offer. The press release is included as Exhibit 99.1 hereto.

The information included in this Current Report on Form 8-K under Item 8.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

4.1	Fifth Supplemental Indenture, to the Indenture dated February 11, 2013, dated August 11, 2020, by and among the Partnership, Martin Midstream Finance Corp., the Guarantors named therein and Wells Fargo Bank, National Association, as trustee

4.2	Indenture (including form of 11.50% Senior Secured Second Lien Notes due 2025), dated August 12, 2020, by and among the Partnership, Martin Midstream Finance Corp., the Guarantors named therein, U.S. Bank National Association as trustee, and U.S. Bank National Association as collateral trustee

4.3	Indenture (including form of 10.00% Senior Secured 1.5 Lien Notes due 2024), dated August 12, 2020, by and among the Partnership, Martin Midstream Finance Corp., the Guarantors named therein, U.S. Bank National Association as trustee, and U.S. Bank National Association as collateral trustee

99.1	Press Release, dated August 12, 2020

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC,
Its General Partner

Date: August 12, 2020	By:	/s/ Robert D. Bondurant
	Name:	Robert D. Bondurant
	Title:	Executive Vice President, Treasurer, Principal Accounting Officer and Chief Financial Officer